UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 13, 2025
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Cactus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300
Houston, Texas 77024
(Address of principal executive offices)
(Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)
______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Cactus, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 13, 2025 (the “Annual Meeting”). At that meeting, stockholders of the Company voted on the five proposals outlined in the Company’s Proxy Statement as set forth below:

Proposal 1: The Company’s stockholders elected to the board of directors of the Company each of the following Class II director nominees to serve until the 2026 annual meeting of stockholders.

Name of Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Joel Bender	73,911,994	3,056,332	11,304	991,355
Alan Semple	72,115,706	4,099,260	764,664	991,355
Melissa Law	76,686,396	282,159	11,075	991,355

Proposal 2: The Company’s stockholders approved the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,648,618	312,634	9,733	—

Proposal 3: The Company’s stockholders approved the amendment of the Company’s Long-Term Incentive Plan, as amended and restated effective May 16, 2023, to increase the number of shares of the Company’s Class A common stock reserved for issuance under such plan from 5,500,000 to 8,500,000.

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,785,736	13,966,439	227,455	991,355

Proposal 4: The Company’s stockholders approved on a non-binding, advisory basis, the compensation of the Company’s named executive officers as reported in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
76,222,580	732,781	24,269	991,355

Proposal 5: The Company’s stockholders approved on a non-binding, advisory basis, the frequency of holding advisory votes on the compensation of the Company’s named executive officers at an interval of every one year. Based, in part, on the voting results, the board of directors of the Company has determined to hold an advisory vote on the compensation of the Company’s named executive officers annually.

Votes For One Year	Votes For Two Years	Votes For Three Years	Abstentions	Broker Non-Votes
62,189,538	2,241	14,556,947	230,904	991,355

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cactus, Inc.

May 15, 2025	By:	/s/ Jay A. Nutt
Date	Name:	Jay A. Nutt
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

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